Allmerica Financial
December 31, 1998

Annual Report

Allmerica Securities Trust 1998

                                                [LOGO OF ALLMERICA APPEARS HERE]

                               TABLE OF CONTENTS

Trust Information........................................................     2

A Letter from the Chairman...............................................     3

Bond & Money Market Overview.............................................     4

Trust Overview...........................................................     6

Financials...............................................................   F-1

Shareholder Information..................................................  F-12

                               TRUST INFORMATION

BOARD OF TRUSTEES
John F. O'Brien, Chairman
P. Kevin Condron*
Cynthia A. Hargadon*
Gordon Holmes*
John P. Kavanaugh
Bruce E. Langton*
Attiat F. Ott*
Paul D. Paganucci*
Richard M. Reilly
Ranne P. Warner*

OFFICERS
Richard M. Reilly, President
George M. Boyd, Secretary

INVESTMENT ADVISER
Allmerica Asset Management, Inc.
440 Lincoln Street, Worcester, MA 01653

REGISTRAR AND TRANSFER, DIVIDEND DISBURSING
AND REINVESTMENT AGENT
The Bank of New York
P.O. Box 11258, Church Street Station, New York, NY 10286

CUSTODIAN
Bankers Trust Company
16 Wall Street, New York, NY 10005

ADMINISTRATOR
First Data Investor Services Group
4400 Computer Drive, Westborough, MA 01581

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
160 Federal Street, Boston, MA 02110

LEGAL COUNSEL ROPES & GRAY ONE
International Place, Boston, MA 02110

SHAREHOLDERS INQUIRES MAY BE DIRECTED TO:
The Bank of New York Shareholder Relations
Department - 11E P.O. Box 11258 Church Street
Station, New York, NY 10286
1-800-432-8224


*Independent Trustees

                          A LETTER FROM THE CHAIRMAN

[PICTURE APPEARS HERE]

Dear Client:

The old Wall Street saying that markets run on two emotions, greed and fear, was never more evident than in 1998. The year began with the domestic economy enjoying what Chairman Greenspan described as a "virtuous cycle" of continued economic growth, high employment and price stability. As a result, the bond market performed well through the first half of the year as interest rates drifted slightly lower and credit-quality concerns remained minor.

The mood however, shifted to fear late in the summer. In late August, the Russian government announced a debt repayment moratorium and a de facto devaluation in the ruble. Suddenly investors re-evaluated the credit risk in their portfolios and began a wholesale liquidation of riskier assets and a flight to safety in the form of U.S. Treasuries. This sudden shift in senti ment also caused the demise of several large hedge funds which added to the supply of assets for sale.

To change the market psychology, the Federal Reserve cut interest rates three times for a total of 0.75%. As a result, buyers and "greed" returned to the financial markets and investment returns ended quite strong. Money market funds returned approximately 5% and the broad market, as measured by the Lehman Aggregate Index returned 8.67%. The high yield market, however, never fully recovered, rising only 3.66% as measured by the Merrill Lynch High Yield Index.

Against this backdrop, we are pleased with the performance of the Allmerica Securities Trust which produced a total return of 8.47% for the year.

We are pleased to report that on February 9, 1999, the Allmerica Securities Trust Board of Trustees declared a quarterly dividend of $0.20 per share payable on March 31, 1999 to shareholders of record on February 26, 1999. For the twelve-month period ended December 31, 1998, the Trust paid dividends of $0.83 per share producing a current yield of 7.46% based on the year-end closing price of $11.125. By comparison, the yield on the 10-year Treasury note as of December 31, 1998 was 4.65%.

Thank you for your interest in the Allmerica Securities Trust. The Trust's manager continues to keep a watchful eye on macro-economic events and is comfortable that the Trust is well-positioned to continue to provide you with the competitive returns you have come to enjoy.

On behalf of the Board of Trustees,


/s/ John F. O'Brien

John F. O'Brien

Chairman of the Board

Allmerica Securities Trust

                         BOND & MONEY MARKET OVERVIEW

1994: Federal Reserve Board raises interest rates six times, stalling equity markets even while corporate earnings continued to grow.

1995: Favorable economic conditions result in large gains for the U.S. equity markets. Europe turns in strongest performance of international equity markets.

1996: Despite a volatile marketplace, the U.S. stock market performs well. Internationally, European countries post the most impressive gains.

1997: Robust economic growth, declining interest rates and low unemployment produce a third consecutive year of unprecedented gains for the U.S. stock market.

1998: Worldwide economic problems cause considerable volatility for stocks. Yet, the market posts its fourth consecutive year of double-digit gains.


1998 proved to be one of the most volatile years for the stock market since the crash of 1987. Widely expected by many investors to be a cooling off period for stocks, the past year brought a series of ups and downs - and double-digit gains
- to the market. In fact, it proved to be the fourth straight year of plus-20% returns for the S&P 500(R) Index.

The roller coaster ride for stocks began mid-year as economic turmoil in Asia, Russia and Latin America resulted in increased investor concern. This turmoil produced a third quarter of market extremes. In July, the market posted an all-time high. But August brought a severe correction as investors feared lower worldwide demand for goods and services would lead to slower earnings growth for U.S. corporations.

But slower earnings growth proved not to deter investors altogether. While they fled investments exposed to international market risk, they favored the safety and predictability of large-company U.S. stocks - regardless of how vastly overpriced they seemed.

Once the Federal Reserve cut interest rates for the third time in November, investors returned to the market in full force. They poured money into a small group of large-company stocks, sending broad market indexes soaring to another year of strong performance. In fact, S&P 500(R) performance was dominated throughout the year by only a few high-powered names such as Microsoft Corp., Dell Computer Corp., Intel Corp.

While large-cap gains outpaced both small- and mid-cap stocks and drove overall market performance, technology led sector performance for the year. Internet-related stocks, in particular, drove results even higher. Specifically, companies such as Amazon.com, an on-line book seller and eBay.com, an on-line auction service, saw their market values explode. Although these Internet stocks are not included in the S&P 500(R) Index, they helped bolster the entire technology sector. Investors seemed to feel that any company involved in computers would benefit from an Internet-driven surge in demand.

               Despite the ongoing                                              Encouraged by the
               Asian crisis, stocks  [PICTURE]                                  upcoming monetary   [PICTURE]
               benefit from low                                                 union, Europe
               interest rates and a                                             leads global
               steady economy.                                                  performance.
1998         JAN               FEB                    MAR            APR           MAY                       JUN
-------------------------------------------------------------------------------------------------------------------------------
                               Technology, led by                                                   Massive economic problems
             [PICTURE]         Internet-related                                                     in Russia, send shock waves
                               stocks, is the best-                                                 through the world's
                               performing industry                                                  financial markets.
                               sector for the year.

                         BOND & MONEY MARKET OVERVIEW

Other top-performing industry groups in 1998 were telecommunications which benefited from merger and acquisition activity, and retailers, which fared well as a result of strong consumer spending. On the other hand, market laggards were dominated by oil services, which felt the painful effects of sharply declining crude oil prices.

On the international front, Europe performed well in 1998, encouraged by the anticipated monetary union. In fact, Greece's stock market, led all global performers with a smashing 86% return. Countries such as Italy and Belgium also performed particularly well in this region.

However, results from emerging market countries weren't as rosy. Currency concerns plagued Asia for much of 1998. While Japan's stock market went through a series of ups and downs, countries like Thailand and Korea started taking serious measures to turn their economies around - and it definitely made a difference. South Korea proved to be one of the top-performing countries during 1998.

Russia, however, wasn't so favored. By mid-year, massive economic problems and a large devaluation in the ruble caused investors to flee Russian stocks and bonds, sending shock waves throughout the world's financial markets.

As a result of Russia's economic collapse, investors grew more concerned about what the impact would be on other emerging markets. These worries particularly affected Brazil, which unlike Russia, managed to keep currency devaluation at bay thanks to support from the U.S., promises of reform and higher interest rates. Unfortunately, the higher cost of borrowing stunted economic growth and sent Brazil's economy into a recession.

Economic problems weren't confined to just Brazil, however. Slumping prices for crude oil and other commodities curbed economic growth in other parts of Latin America as well. Because oil prices make up about 70% of the government's revenue, Venezuela was particularly hard hit. Political concerns also were a factor here and combined to produce one of the worst-performing markets for the year.

Currently, uncertainty exists throughout the world's stock markets. In the U.S., stable interest rates and low inflation bode well for the stock market, but slower corporate earnings growth continues to be a concern. In Europe, the introduction of the Euro, the new single currency for Europe, should benefit the region. However, slower earnings growth remains a concern. And although Japan and most of Asia appear to be on the road to economic recovery, great uncertainty still exists in these markets.

Given the unsettled nature of the global economy, it will be difficult for the U.S. stock market to continue its four-year string of outstanding returns.


                As a result of worldwide                                         Sharply declining oil
  [PICTURE]     economic unrest, invest-                            [PICTURE]    prices cause the emerging
                ors favor the safety of                                          markets of Latin America
                large-company stocks,                                            to suffer.
                which drive performance
                for the year.
 JUL                AUG                 SEP                 OCT                 NOV                 DEC
-----------------------------------------------------------------------------------------------------------------------
                           [PICTURE]   The Federal Reserve                                   Uncertainty exists
                                       cuts interest rates                                   throughout the world's
                                       three times prompting                                 stock markets as
                                       investors to favor a                                  investors predict a slower
                                       small group of large-                                 year for corporate
                                       company stocks.                                       earnings - and more
                                                                                             normal results from the
                                                                                             stock market.

                        ALLMERICA SECURITIES TRUST

For the one-year period ended December 31, 1998, the Allmerica Securities Trust posted a total return of 8.47% compared to the 8.67% return of the Lehman Brothers Aggregate Bond Index for the same period.

1998 proved to be a disappointing year for corporate bond performance. Much of the deterioration occurred between late-August and mid-October as a global financial crisis developed and investors fled these issues in favor of super-safe U.S. Treasuries.

Within the investment grade universe, the Trust emphasized lower-quality credits, which did not fare particularly well in this environment. For example, BBB-rated names, especially in cyclical sectors such as oil and gas, and paper, lagged higher quality issues.

Disappointing results also stemmed from the lackluster performance of high-yield corporate bonds, which lagged BBB or higher-rated bonds by nearly five percentage points. Although liquidity concerns drove this sector's poor performance, declining prices in both the energy and steel industries, which represented a total of 10% of the Trust's assets, also hindered results.

However, a heavy weighting in the Media sector, coupled with holdings of such blue-chip names as IBM and Worldcom, proved to mitigate some of the under-performance.

Moving into the new year, the Fund's managers expect to retain their current position in corporate bonds as long as credit fundamentals remain positive.

INVESTMENT ADVISER
Allmerica Asset Management, Inc.

ABOUT THE FUND
Seeks to generate a high rate of current income for distribution to shareholders.

--------------------------------------------------------------------------------
                            PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------
As of December 31, 1998, the sector allocation of net assets was:


Corporate Notes and Bonds 71%      [PICTURE]


              U.S. Government
              Obligations 17%

   Asset-Backed Securities 8%
             Foreign Bonds 2%
Cash Equivalents and Other 2%

--------------------------------------------------------------------------------
                         AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
YEARS ENDED DECEMBER 31, 1998            1 YEAR         5 YEARS        10 YEARS

Allmerica Securities  Trust               8.47%          8.05%          9.89%

Lehman Brothers Corporate Bond Index      8.59%          7.74%          9.87%

Lipper Corporate Debt
BBB-Rated Funds Average                   6.23%          6.98%          9.16%

--------------------------------------------------------------------------------
                            HISTORICAL PERFORMANCE
--------------------------------------------------------------------------------
                            Total Return          Total Return
                      on Net Asset Value       on Market Value

 1994                        (2.41%)                (12.48%)

 1995                        18.58%                  21.71%

 1996                         5.35%                   6.06%

 1997                        11.34%                  14.07%

 1998                         8.47%                  11.13%


The Lehman Brothers Corporate Bond Index is an unmanaged index of all publicly issued, fixed-rate, non-convertible investment grade corporate debt. The Lipper Corporate Debt BBB-Rated Funds Average is a non-weighted index of 128 funds within the Corporate BBB Debt Fund category.

                                Allmerica Securities Trust

                     PORTFOLIO OF INVESTMENTS . DECEMBER 31, 1998
--------------------------------------------------------------------------------

                                                           MOODY'S RATINGS        VALUE
PAR VALUE                                                    (UNAUDITED)         (NOTE 2)
------------------------------------------------------------------------------------------
CORPORATE NOTES AND BONDS-70.4%
               FINANCE - 15.55%
$  1,150,000   BCH Cayman Islands
               Yankee Subordinated Notes, Guaranteed
               6.50%, 02/15/06                                    A          $ 1,163,574
   1,400,000   Capital One Financial Corp.
               7.25%, 12/01/03                                    Ba           1,376,544
   1,000,000   Chase Manhattan Corp.
               6.38%, 02/15/08                                    A            1,033,880
   1,500,000   Colonial Capital II, Series A, Guaranteed
               8.92%, 01/15/27(A) (D)                             BB           1,605,663
     975,000   Compass Trust I, Series A, Guaranteed
               8.23%, 01/15/27                                    A            1,036,340
     800,000   Conseco Financing Trust III
               8.80%, 04/01/27                                    Ba             765,129
   1,000,000   First Tennessee National Corp.
               Subordinated Notes
               6.75%, 11/15/05                                    Baa          1,054,435
   1,000,000   Homeside Lending, Inc., MTN
               6.88%, 05/15/00                                    A            1,013,069
     270,458   Mack Trust, Inc.
               10.91%, 04/01/99 (B)                               NR             289,195
     550,000   MBNA Corp., MTN
               6.96%, 09/12/02                                    Baa            560,272
     507,488   Midland Funding Corp., Series C
               Senior Secured Lease Obligation
               10.33%, 07/23/02                                   Ba             536,483
   1,000,000   The Money Store, Inc.
               8.05%, 04/15/02                                    A            1,068,079
   1,000,000   Providian Capital, Series A, Guaranteed
               9.53%, 02/01/27 (A)                                Ba           1,029,293
   1,000,000   Riggs Capital Trust
               8.63%, 12/31/26 (A)                                Baa          1,025,173
   1,000,000   St. George Bank, Ltd., Yankee Debenture
               7.15%, 10/15/05 (A)                                Baa          1,051,410
   1,250,000   Zions Institutional Capital Trust
               Series A, Guaranteed
               8.54%, 12/15/26                                    A            1,372,256
                                                                            ------------
                                                                              15,980,795
                                                                            ------------

               INDUSTRIAL - 12.03%
   2,000,000   Bethlehem Steel Corp., Senior Notes
               10.38%, 09/01/03                                   Ba           2,080,000
     950,000   Buckeye Cellulose Corp.
               Senior Subordinated Notes
               9.25%, 09/15/08                                    Ba             995,125
   1,000,000   CSC Holdings, Inc., Debenture
               7.88%, 02/15/18                                    Ba           1,036,600
   1,000,000   Georgia Gulf Corp.
               7.63%, 11/15/05                                    Ba           1,059,684
     649,000   Homeside, Inc., Senior Notes, Series B
               11.25%, 05/15/03 (A)                               A              759,330
   1,000,000   Interpool, Inc.
               7.35%, 08/01/07 (A)                                Ba             952,209
   1,000,000   LTV Corp., Senior Notes, Guaranteed
               8.20%, 09/15/07 (A)                                BB             905,000


               INDUSTRIAL (CONTINUED)
$    500,000   McDermott (J. Ray) SA
               Senior Subordinated Notes
               9.38%, 07/15/06                                    B         $    530,000
     950,000   Owens-Illinois, Inc., Senior Notes
               7.85%, 05/15/04                                    Ba             993,245
     950,000   Republic Group, Inc., Senior Notes
               9.50%, 07/15/08 (A)                                B              926,250
   1,000,000   RPM, Inc., Senior Notes
               7.00%, 06/15/05                                    Baa          1,064,935
   1,000,000   Westinghouse Electric Corp., Debenture
               8.38%, 06/15/02                                    Baa          1,064,425
                                                                            ------------
                                                                              12,366,803
                                                                            ------------
               COMMUNICATIONS - 10.03%
     500,000   Clear Channel Communications, Inc.
               Debenture
               7.25%, 10/15/27                                    Baa            503,828
   1,000,000   Comcast Cable Communications, Inc.
               8.13%, 05/01/04 (A)                                Baa          1,103,764
   1,000,000   Continental Cablevision, Inc.
               8.50%, 09/15/01                                    Baa          1,062,039
     750,000   Continental Cablevision, Inc.
               8.30%, 05/15/06                                    Baa            832,379
     700,000   Hearst-Argyle Television, Senior Notes
               7.00%, 01/15/18                                    Baa            697,620
   1,175,000   MCI WorldCom, Inc.
               7.75%, 04/01/07                                    Baa          1,325,501
     950,000   Sprint Capital Corp.
               5.70%, 11/15/03                                    Baa            949,844
   1,850,000   TCI Communications, Inc.
               7.88%, 02/15/26                                    Baa          2,189,700
     500,000   Viacom, Inc., Senior Notes
               7.75%, 06/01/05                                    Baa            545,959
   1,000,000   Viacom, Inc., Senior Debenture, Guaranteed
               7.63%, 01/15/16                                    Baa          1,100,280
                                                                            ------------
                                                                              10,310,914
                                                                            ------------
               OIL, GAS AND PETROLEUM - 7.84%
   2,000,000   ANR Pipeline Co., Debenture
               9.63%, 11/01/21                                    Baa          2,568,218
   1,000,000   Clark Oil & Refining Corp., Senior Notes
               9.50%, 09/15/04                                    Ba           1,003,750
   1,000,000   Oryx Energy Co.
               8.13%, 10/15/05                                    Ba           1,073,546
   1,250,000   Texas Eastern Transmission Corp., Debenture
               10.00%, 08/15/01                                   A            1,386,171
   1,000,000   Tosco Corp.
               7.00%, 07/15/00                                    Baa          1,009,497
     900,000   Valero Management Partnership, LP
               First Mortgage, Series J-12
               10.02%, 03/15/07 (B)                               NR           1,011,717
                                                                            ------------
                                                                               8,052,899
                                                                            ------------

                      See Notes to Financial Statements.

                          Allmerica Securities Trust

           PORTFOLIO OF INVESTMENTS, CONTINUED . DECEMBER 31, 1998

                                                          MOODY'S RATINGS      VALUE
PAR VALUE                                                   (UNAUDITED)       (NOTE 2)
-----------------------------------------------------------------------------------------
               UTILITIES - 7.73%
$  1,550,000   Connecticut Light & Power Co.
               First Mortgage, Series 94D
               7.88%, 10/01/24                                   Ba         $ 1,622,115
   1,162,000   North Atlantic Energy Corp.
               First Mortgage, Series A
               9.05%, 06/01/02                                    B           1,218,609
   1,450,000   Ocean Energy, Inc.
               Senior Notes, Series B
               7.63%, 07/01/05                                   Ba           1,384,750
   1,270,000   Sithe/Independence Funding Corp.
               Series A
               9.00%, 12/30/13                                  Baa           1,502,537
   1,500,000   Texas-New Mexico Power Co.
               First Mortgage, Series U
               9.25%, 09/15/00                                  Baa           1,583,755
     600,000   Texas Utilities Electric Co.
               First Mortgage
               7.38%, 10/01/25                                    A             633,000
                                                                           ------------
                                                                              7,944,766
                                                                           ------------

               TRANSPORTATION - 3.33%
   1,000,000   AMR Corp., Debenture
               10.00%, 02/01/01                                 Baa           1,072,329
     949,052   Delta Airlines, Inc.
               9.23%, 07/02/02 (B)                               NR             999,741
     659,000   U.S. Air, Inc., Equipment Trust,Series D
               10.30%, 01/15/00                                  Ba             674,577
     661,000   U.S. Air, Inc., Equipment Trust, Series F
               10.30%, 01/15/00                                  Ba             678,255
                                                                           ------------
                                                                              3,424,902
                                                                           ------------
               MERCHANDISING AND RETAIL - 2.99%
   1,000,000   Kroger Co., Senior Subordinated Notes
               10.00%, 05/01/99                                  Ba           1,012,784
     950,000   Meyer (Fred), Inc.
               7.38%, 03/01/05                                   Ba           1,005,954
   1,000,000   USG Corp., Senior Notes
               8.50%, 08/01/05                                  Baa           1,053,750
                                                                           ------------
                                                                              3,072,488
                                                                           ------------

               SECURITIES BROKERS, DEALERS AND EXCHANGES - 2.91%
   1,000,000   Donaldson Lufkin & Jenrette, Inc.
               Senior Notes
               6.88%, 11/01/05                                    A           1,030,029
     888,859   Jones (Edward D.) & Co., LP
               7.95%, 04/15/06 (B)                               NR             931,586
   1,000,000   Legg Mason, Inc., Senior Notes
               6.50%, 02/15/06                                  Baa           1,034,387
                                                                           ------------
                                                                              2,996,002
                                                                           ------------

               CONSUMER PRODUCTS - 2.71%
   1,000,000   DiMon, Inc., Senior Notes, Series B
               8.88%, 06/01/06                                   Ba             996,480
   1,600,000   Ralston Purina Co., Debenture
               7.75%, 10/01/15                                  Baa           1,786,145
                                                                           ------------
                                                                              2,782,625
                                                                           ------------
               PRINTING AND PUBLISHING - 2.29%
  $1,000,000   Time Warner, Inc., Debenture
               9.15%, 02/01/23                                  Baa        $  1,314,814
     850,000   Time Warner Entertainment Co., LP
               Senior Debenture
               8.38%, 03/15/23                                  Baa           1,039,635
                                                                           ------------
                                                                              2,354,449
                                                                           ------------

               HEALTH CARE - 2.03%
     675,000   Allegiance Corp.
               7.30%, 10/15/06                                  Baa             728,660
     300,000   Tenet Healthcare Corp.
               Senior Subordinated Notes
               8.63%, 01/15/07                                   Ba             313,500
   1,000,000   Tenet Healthcare Corp.
               Senior Notes
               7.63%, 06/01/08 (A)                               Ba           1,038,942
                                                                           ------------
                                                                              2,081,102
                                                                           ------------

               TECHNOLOGY - 1.03%
   1,000,000   International Business Machine Corp.
               6.50%, 01/15/28                                    A           1,056,170
                                                                           ------------
               TOTAL CORPORATE NOTES AND BONDS                               72,423,915
                                                                           ------------
               (Cost $68,334,370)

 U.S. GOVERNMENT OBLIGATIONS - 17.10%

               U.S. TREASURY BONDS - 9.29%
   5,150,000   7.25%, 05/15/16                                  Aaa           6,247,594
   2,675,000   7.13%, 02/15/23                                  Aaa           3,300,281
                                                                           ------------
                                                                              9,547,875
                                                                           ------------

               U.S. TREASURY NOTES - 7.81%
   1,000,000   5.38%, 02/15/01                                  Aaa           1,015,000
   1,000,000   5.88%, 02/15/04                                  Aaa           1,055,313
     570,000   6.88%, 05/15/06                                  Aaa             644,278
   4,665,000   7.00%, 07/15/06                                  Aaa           5,312,269
                                                                           ------------
                                                                              8,026,860
                                                                           ------------
               TOTAL U.S. GOVERNMENT OBLIGATIONS                             17,574,735
                                                                           ------------
               (Cost $16,173,486)

ASSET-BACKED AND MORTGAGE-BACKED SECURITIES - 8.35%

   1,000,000   American Airlines, Inc
               Pass-Through Trust , Series 1991 - C2
               9.73%, 09/29/14                                    A           1,231,810
   1,000,000   BankBoston RV Asset Backed Trust,
               Series 1997 - 1, Class A8
               6.54% , 02/15/09                                 Aaa           1,031,792
     375,000   Barnett Auto Trust
               Series 1997-A, A3
               6.03%, 11/15/01                                  Aaa             377,520
     101,678   Eaglemark Trust
               Harley-Davidson, Series 1995 - 1
               6.80%, 12/15/01 (A)                              Aaa             105,524

                                             See Notes to Financial Statements.

                          Allmerica Securities Trust

            PORTFOLIO OF INVESTMENTS, CONTINUED . December 31, 1998
--------------------------------------------------------------------------------

                                                                             MOODY'S RATINGS      VALUE
PAR VALUE                                                                      (UNAUDITED)       (NOTE 2)
------------------------------------------------------------------------------------------------------------
ASSET-BACKED AND MORTGAGE-BACKED SECURITIES (continued)

      $1,000,000              Donaldson Lufkin & Jenrette Commercial
                              Mortgage Corp., Series 1998-CF2, Class A1A
                              5.88%, 11/12/31                                    Aaa           $ 1,006,230
         999,704              First Plus Home Loan Trust
                              Series 1996-2, Class A5
                              7.47%, 02/20/11                                    Aaa             1,008,361
         599,458              Green Tree Recreational Equipment &
                              Consumer Trust
                              Series 1997-B, Class A-1
                              6.55%, 07/15/28                                    NR                615,350
         544,317              Green Tree Financial Corp.
                              Series 1995-A, Class A
                              7.25%, 07/15/05                                    Baa               547,022
         420,721              National Auto Finance
                              Series 1996-1, Class A
                              6.33%, 12/21/02                                    Aaa               425,403
         650,000              Resolution Trust Corp.
                              Series 1995 - 1, Class A4C, CMO
                              6.85%, 02/25/27                                    Aaa               653,614
       1,294,374              United Air Lines, Inc.
                              Pass Through Trust, Series 1991 - B1
                              9.30%, 03/22/08                                    Baa             1,459,976
         114,287              Western Financial Grantor Trust
                              Series 1995-2, Class A2
                              7.10%, 07/01/00                                    Aaa               114,956
                                                                                              ------------
                              TOTAL ASSET-BACKED AND
                              MORTGAGE-BACKED SECURITIES                                         8,577,558
                                                                                              ============
                              (Cost $8,105,824)

FOREIGN BONDS (C) - 2.20%

      $1,000,000              Banco Nacional Com Ext
                              8.00%, 07/18/02                                    Ba            $   950,000
         950,000              Republic of Colombia, Series E, MTN
                              8.66%, 10/07/16 (A)                                Baa               812,818
         500,000              United Mexican States
                              Yankee Emerging Market Notes
                              8.50%, 09/15/02                                    Ba                498,750
                                                                                              ------------
                              TOTAL FOREIGN BONDS                                                2,261,568
                                                                                              ------------
                              (Cost $2,255,075)

Shares
------
INVESTMENT COMPANY - 0.01%

          12,678              SSgA Prime Money Market Fund                       NR                 12,678
                                                                                              ------------
                              TOTAL INVESTMENT COMPANY                                              12,678
                                                                                              ------------
                              (Cost $12,678)

TOTAL INVESTMENTS - 98.13%                                                                     100,850,454
                                                                                              ------------
(Cost $94,881,433)
NET OTHER ASSETS AND LIABILITIES -  1.87%                                                        1,919,710
                                                                                              ------------
NET ASSETS - 100.00%                                                                          $102,770,164
                                                                                              ============

____________________________
(A) Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold, in transactions exempt from registration, to qualified institutional buyers. At December 31, 1998, these securities amounted to $11,315,376 or 11.01% of net assets.
(B) Restricted Security - Represents ownership in a private placement investment which has not been registered with the Securities and Exchange Commision under the Securities Act of 1933. For additional information concerning each restricted security, see Note 5.
(C)  U.S. currency denominated.
(D) Standard & Poor's (S&P) credit ratings are used in the absence of a rating by Moody's Investors, Inc.
CMO  Collateralized Mortgage Obligation
MTN  Medium Term Note

FEDERAL INCOME TAX INFORMATION (SEE NOTE 2)

At December 31, 1998, the aggregate cost of investment securities for tax purposes was $94,881,433. Net unrealized appreciation (depreciation) aggregated $5,969,021, of which $6,450,512 related to appreciated investment securities and $(481,491) related to depreciated investment securities.

At December 31, 1998, the Trust had capital loss carryforwards which expire as follows:
$260,009 in 2002 and $17,365 in 2005. During 1998, the Trust utilized $802,919 of its capital loss carryforwards and $106,909 of capital loss carryforwards expired.

OTHER INFORMATION

For the year ended December 31, 1998, the aggregated cost of purchases and the proceeds of sales, other than from short-term investments, included $14,363,601 and $15,554,728 from non-governmental issuers, respectively, and $10,779,198 and $9,757,577 from U.S. Government and Agency issuers, respectively.

At December 31, 1998, the value of the securities loaned amounted to $3,902,364. The value of collateral amounted to $4,106,940 of which $3,054,440 and $1,052,500 consisted of cash and letters of credit, respectively.

The composition of ratings of both long-term and short-term debt holdings as a percentage of total value of investments in securities is as follows:

        Moody's Ratings (unaudited)                    S&P Ratings (unaudited)
           Aaa                 22.11%                  BB            2.49%
           A                   12.68
           Baa                 33.36
           Ba                  22.88
           B                    2.65
           NR (Not Rated)       3.83
                               -----                                 -----
                               97.51%                                2.49%
                               =====                                 ====


See Notes to Financial Statements.

                          ALLMERICA SECURITIES TRUST

            STATEMENT OF ASSETS AND LIABILITIES . DECEMBER 31, 1998
--------------------------------------------------------------------------------

ASSETS:
  Investments (Note 2):
     Investments at cost....................................................  $    94,881,433
     Net unrealized appreciation (depreciation).............................        5,969,021
                                                                              ---------------
       Total investments at value...........................................      100,850,454
  Cash......................................................................            4,379
  Short-term investments held as collateral for securities loaned (Note 2)..        3,054,440
  Interest and dividend receivables.........................................        2,029,891
                                                                              ---------------
       Total Assets.........................................................      105,939,164
                                                                              ---------------

LIABILITIES:
  Advisory fee payable (Note 3).............................................           41,478
  Trustees' fees and expenses payable.......................................            4,541
  Accrued expenses and other payables.......................................           68,541
  Collateral for securities loaned (Note 2).................................        3,054,440
                                                                              ---------------
       Total Liabilities....................................................        3,169,000
                                                                              ---------------
NET ASSETS..................................................................  $   102,770,164
                                                                              ===============
NET ASSETS consist of:
  Par Value (Note 4)........................................................  $     8,592,306
  Paid-in capital...........................................................       88,445,043
  Undistributed (distribution in excess of)net investment income............           41,168
  Accumulated (distribution in excess of) net realized gain (loss) on
   investments sold.........................................................         (277,374)
  Net unrealized appreciation (depreciation) of investments.................        5,969,021
                                                                              ---------------
TOTAL NET ASSETS............................................................  $   102,770,164
                                                                              ===============
Shares of beneficial interest outstanding (10,000,000 authorized shares
  with par value of $1.00)..................................................        8,592,306

NET ASSET VALUE
  Per Share.................................................................  $        11.961
                                                                              ===============
MARKET VALUE (closing price on New York Stock Exchange)
  Per Share.................................................................  $        11.125
                                                                              ===============

F-4                   See Notes to Financial Statements.

                          ALLMERICA SECURITIES TRUST

        STATEMENT OF OPERATIONS . FOR THE YEAR ENDED DECEMBER 31, 1998
--------------------------------------------------------------------------------

INVESTMENT INCOME:
      Interest (including income on securities loaned of $13,464)(Note 2)..  $7,671,171
      Dividends (Note 2)...................................................      37,251
                                                                             ----------
                  Total investment income..................................   7,708,422
                                                                             ----------

EXPENSES:
      Investment advisory fees (Note 3)....................................     500,473
      Fund accounting fees (Note 3)........................................      37,722
      Custodian and securities lending fees (Note 2).......................       7,419
      Transfer agent fees..................................................      78,173
      Legal fees...........................................................       1,643
      Audit fees...........................................................      18,020
      Trustees' fees and expenses (Note 3).................................      17,258
      Reports to shareholders..............................................      72,216
      New York Stock Exchange fees.........................................      16,192
      Miscellaneous........................................................       1,336
                                                                             ----------
                  Total expenses...........................................     750,452
                                                                             ----------
NET INVESTMENT INCOME......................................................   6,957,970
                                                                             ----------

NET REALIZED AND UNREALIZED
      GAIN (LOSS) ON INVESTMENTS (Note 2):
      Net realized gain (loss) on investments sold.........................     948,514
      Net change in unrealized appreciation (depreciation) of investments..     423,141
                                                                             ----------
NET GAIN (LOSS) ON INVESTMENTS.............................................   1,371,655
                                                                             ----------
NET INCREASE (DECREASE) IN NET
      ASSETS RESULTING FROM OPERATIONS.....................................  $8,329,625
                                                                             ==========

                      STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                             YEARS ENDED
                                                                                             DECEMBER 31,
                                                                                           1998         1997
                                                                                       -------------------------
NET ASSETS AT BEGINNING OF YEAR................................................        $101,572,152 $ 98,135,471
                                                                                       ------------ ------------

INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS:
      Net investment income....................................................           6,957,970    7,194,926
      Net realized gain (loss) on investments sold.............................             948,514       41,783
      Net change in unrealized appreciation (depreciation) of investments......             423,141    3,417,509
                                                                                       ------------ ------------
      Net increase (decrease) in net assets resulting from operations..........           8,329,625   10,654,218
                                                                                       ------------ ------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
      Net investment income....................................................          (7,032,886)  (7,217,537)
      Distributions in excess of net investment income.........................             (98,727)           -
                                                                                       ------------ ------------
                  Total distributions..........................................          (7,131,613)  (7,217,537)
                                                                                       ------------ ------------
CAPITAL SHARE TRANSACTIONS:
      Issued to shareholders in reinvestment of dividends......................                   -            -
                                                                                       ------------ ------------
                  Total increase (decrease) in net assets......................           1,198,012    3,436,681
                                                                                       ------------ ------------

NET ASSETS AT END OF YEAR (INCLUDING LINE A)...................................        $102,770,164 $101,572,152
                                                                                       ============ ============

(A) Undistributed (distribution in excess of) net investment income............        $     41,168 $     74,916
                                                                                       ============ ============

                      See Notes to Financial Statements.                     F-5

                          ALLMERICA SECURITIES TRUST

     FINANCIAL HIGHLIGHTS . FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
--------------------------------------------------------------------------------

                                                                                  Years Ended December 31,
                                                                       -----------------------------------------------
                                                                        1998      1997      1996      1995      1994
----------------------------------------------------------------------------------------------------------------------
Net Asset Value, beginning of year................................     $11.821   $11.421   $11.694   $10.644   $11.773
                                                                       -------   -------   -------   -------   -------
Income from Investment Operations:
 Net investment income............................................       0.810     0.837     0.843     0.860     0.843
 Net realized and unrealized gain (loss)
  on investments..................................................       0.160     0.403    (0.256)    1.050    (1.122)
                                                                       -------   -------   -------   -------   -------
Total from Investment Operations:.................................       0.970     1.240     0.587     1.910    (0.279)
                                                                       -------   -------   -------   -------   -------

Less Distributions:
 Dividends from net investment income.............................      (0.819)   (0.840)   (0.860)   (0.860)   (0.850)
 Distribution in excess of net investment income..................      (0.011)        -         -         -         -
                                                                       -------   -------   -------   -------   -------
Total distributions...............................................      (0.830)   (0.840)   (0.860)   (0.860)   (0.850)
                                                                       -------   -------   -------   -------   -------

Net increase (decrease) in net asset value........................       0.140     0.400    (0.273)    1.050    (1.129)
                                                                       -------   -------   -------   -------   -------
Net Asset Value, end of year......................................     $11.961   $11.821   $11.421   $11.694   $10.644
                                                                       =======   =======   =======   =======   =======

Market Value, end of year.........................................     $11.125   $10.813   $10.250   $10.500    $9.375
                                                                       =======   =======   =======   =======   =======

Total Return on Market Value, end of year.........................       11.13%    14.07%     6.06%    21.71%   (12.48)%

Ratios/Supplemental Data
Net Assets, end of year(000's)....................................    $102,770  $101,572   $98,135  $100,483  $ 91,458
Ratios to average net assets:
      Net investment income.......................................        6.78%     7.27%     7.44%     7.64%     7.59%
      Operating expenses..........................................        0.73%     0.72%     0.75%     0.77%     0.78%
      Management Fee..............................................        0.49%     0.50%     0.50%     0.51%     0.50%
      Portfolio Turnover Rate.....................................          25%       27%       47%       42%       42%

F-6                     See Notes Financial Statements.

                          Allmerica Securities Trust

             NOTES TO FINANCIAL STATEMENTS . DECEMBER 31, 1998
--------------------------------------------------------------------------------
1.    ORGANIZATION

Allmerica Securities Trust (the "Trust") was organized as a Massachusetts business trust on June 30, 1986 and is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company.

2.    SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies which are in conformity with generally accepted accounting principles consistently followed by the Trust in the preparation of its financial statements.

SECURITY VALUATION: Corporate debt securities and debt securities of the U.S. government and its agencies (other than short-term investments) are valued by an independent pricing service approved by the Board of Trustees which utilizes market quotations and transactions, quotations from dealers and various relationships among securities in determining value. If not valued by a pricing service, such securities are valued at prices obtained from independent brokers. Investments with prices that cannot be readily obtained are carried at fair value as determined in good faith under consistently applied procedures established by and under the supervision of the Board of Trustees. Short-term investments that mature in 60 days or less are valued at amortized cost.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on trade date. Net realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and consists of interest accrued and, if applicable, accretion of discount earned on zero coupon bonds, original issue discount bonds, stepped-coupon bonds and payment in kind bonds. Dividend income is recorded on ex-dividend date.

FEDERAL TAXES: The Trust intends to continue to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended. By so qualifying, the Trust will not be subject to Federal income taxes to the extent that it distributes all of its taxable income and net realized gains, if any, for its tax year ending December 31. In addition, by distributing during each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, the Trust will not be subject to Federal excise tax. Therefore, no Federal income tax provision is required.

DISTRIBUTIONS TO SHAREHOLDERS: Dividends to shareholders resulting from net investment income are recorded on ex-dividend date and paid quarterly. Net realized capital gains, if any, are distributed at least annually. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatment for paydown gains/losses on certain securities, market discounts and losses deferred due to wash sales. Any taxable income or gain remaining at fiscal year end will be distributed in the following year.

Paid-in capital, undistributed net investment income and accumulated net realized gain (loss) have been adjusted in the Statement of Assets and Liabilities for permanent book-tax differences for the year ended December 31, 1998.

Permanent book-tax differences, if any, are not included in ending undistributed net investment income for the purpose of calculating net investment income per share in the Financial Highlights.

                          Allmerica Securities Trust

       NOTES TO FINANCIAL STATEMENTS, CONTINUED . DECEMBER 31, 1998
--------------------------------------------------------------------------------

SECURITIES LENDING: The Trust, using Bankers Trust Company ("Bankers Trust") as its agent, loaned securities to brokers who paid the Trust negotiated lenders' fees. These fees are included in interest income on the Statement of Operations. The Trust receives obligations of the U. S. government and its agencies, cash and/or cash equivalents and/or letters of credit as collateral against the loaned securities, in an amount at least equal to 102% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 102% of the market value of the loaned securities during the period of the loan. Information regarding the value of the securities loaned and the value of collateral at period end is included under the caption "Other Information" at the end of the Trust's Schedule of Investments.

The Trust pays Bankers Trust fees for their services from the securities lending program. For the year ended December 31,1998, the Trust paid Bankers Trust $3,366.

EXPENSES: Most expenses of the Trust can be directly attributable to the Trust. Expenses which can not be directly attributable to the Trust are allocated based upon relative net assets among the Trust and one other affiliated registered investment company.

3.    INVESTMENT ADVISORY FEES AND OTHER RELATED PARTY TRANSACTIONS

Allmerica Asset Management, Inc. ("AAM"), a wholly-owned subsidiary of First Allmerica Financial Life Insurance Company ("First Allmerica"), serves as Investment Adviser to the Trust. For these services, the Trust pays AAM aggregate monthly compensation at an annual rate of (a) 3/10 of 1% of average net assets plus (b) 2-1/2% of the amount of interest and dividend income.

To the extent that normal operating expenses of the Trust, excluding taxes, interest, brokerage commissions and extraordinary expenses, but including the investment advisory fee, exceed 1.50% of the first $30,000,000 of the Trust's average weekly net assets, and 1% of any excess of such value over $100,000,000, AAM will bear such excess expenses.

AAM has entered into an Administrative Services Agreement with First Data Investor Services Group, Inc. ("Investor Services Group"), a wholly-owned subsidiary of First Data Corporation, whereby Investor Services Group performs administrative services for the Trust and is entitled to receive an administrative fee and certain out-of-pocket expenses. AAM is solely responsible for the payment of the administration fee to Investor Services Group. In a separate agreement, Investor Services Group receives fees from the Trust for certain fund accounting services provided in its capacity as pricing and bookkeeping agent.

The Trust pays no salaries or compensation to any of its officers. Trustees who are not directors, officers, or employees of the Trust or the Investment Adviser are reimbursed for their travel expenses in attending meetings of the Trustees and receive fees for their services. Such amounts are paid by the Trust.

4.    SHARES OF BENEFICIAL INTEREST

There are 10,000,000 shares of $1.00 par value common stock authorized. At December 31, 1998, First Allmerica and the Trustees of the Trust owned in the aggregate 97,391 shares of beneficial interest.

                          Allmerica Securities Trust

       NOTES TO FINANCIAL STATEMENTS, CONTINUED . DECEMBER 31, 1998
--------------------------------------------------------------------------------

5.    RESTRICTED SECURITIES

At December 31, 1998, the Trust owned the following restricted securities constituting 3.15% of net assets which may not be publicly sold without registration under the Securities Act of 1933. The Trust would bear the registration costs in connection with the disposition of restricted securities held in the portfolio. The Trust does not have the right to demand that such securities be registered. The value of these securities is determined by valuations supplied by a pricing service or brokers or, if not available, in good faith by or at the direction of the Trustees. Additional information on restricted securities is as follows:

                                         Date of       Par         Cost at
Issuer                                 Acquisition    Amount     Acquisition    Value
-----------------------------------------------------------------------------------------
Delta Airlines, Inc.                      12/12/91   $  949,052   $  960,248  $  999,741
Jones (Edward D.) & Co., L.P.             05/06/94      888,859      888,859     931,586
Mack Trust, Inc.                          07/14/95      270,458      280,899     289,195
Valero Management Partnership, L.P.       03/04/87      900,000      900,000   1,011,717
                                                                  ----------------------
Total                                                             $3,030,006  $3,232,239
                                                                  ======================

                       REPORT OF INDEPENDENT ACCOUNTANTS



To the Trustees and Shareholders
of Allmerica Securities Trust

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments (except for Moody's and S&P Ratings), and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Allmerica Securities Trust, (hereafter referred to as the "Trust") at December 31, 1998, and the results of its operations, the changes in its net assets, and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at December 31, 1998 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 23, 1999

                           Allmerica Securities Trust

                               OTHER INFORMATION
--------------------------------------------------------------------------------

YEAR 2000 (UNAUDITED)

Some computer software cannot distinguish between dates in the year 2000 and dates in the year 1900 because of the way that dates are encoded and calculated. The services provided to the Trust by the Manager, Custodian and other external service providers depend on the proper functioning of their computer software. Failure to correct or replace any non-compliant software could adversely affect, among other things, the handling of securities trades, the payment of interest and dividends, the pricing of the Trust's securities and of the Trust's shares, and account services. The Trust has requested information from its service providers with respect to their plans to be Year 2000 compliant. The Trust has been advised by its service providers that they either are Year 2000 compliant now or expect to be compliant prior to December 31, 1999. However, there can be no guarantee that the Trust's operations will not be adversely affected by non-compliant computer systems of its service providers or other third parties which interact with such service providers.

QUARTERLY DATA (UNAUDITED):

                                                          NET REALIZED AND        NET INCREASE (DECREASE)
                                NET INVESTMENT        UNREALIZED GAINS (LOSSES)   IN NET ASSETS RESULTING
                                    INCOME                 ON INVESTMENTS             FROM OPERATIONS
                                --------------        -------------------------   -----------------------
               TOTAL
QUARTERLY      INVESTMENT                  PER                         PER                       PER
 PERIOD        INCOME          AMOUNT      SHARE        AMOUNT         SHARE      AMOUNT         SHARE
---------------------------------------------------------------------------------------------------------
1996
3/31/96        2,005,042       1,816,051    0.211       (3,493,629)    (0.406)    (1,677,578)    (0.195)
6/30/96        1,997,565       1,859,532    0.217         (856,366)    (0.100)     1,003,166      0.117
9/30/96        1,996,408       1,795,479    0.209          467,738      0.054      2,263,217      0.263
12/31/96       1,977,684       1,771,031    0.206        1,682,287      0.196      3,453,318      0.402

1997
3/31/97        1,985,192       1,767,212    0.205       (1,936,148)    (0.224)      (168,936)    (0.019)
6/30/97        1,990,451       1,828,065    0.213        1,985,637      0.231      3,813,702      0.444
9/30/97        1,968,825       1,792,484    0.209        2,067,555      0.241      3,860,039      0.450
12/31/97       1,965,209       1,807,165    0.210        1,342,248      0.155      3,149,413      0.365

1998
3/31/98        1,925,568       1,767,120    0.205          440,123      0.051      2,207,243      0.256
6/30/98        1,944,939       1,733,494    0.202        1,077,765      0.126      2,811,259      0.328
9/30/98        1,927,559       1,738,387    0.203        1,253,393      0.146      2,991,780      0.349
12/31/98       1,910,356       1,718,969    0.200       (1,399,626)    (0.163)       319,343      0.037

                          Allmerica Securities Trust

                      REGULATORY DISCLOSURES (UNAUDITED)

The performance data quoted represents past performance and the investment return and principal value of an investment will fluctuate so that an investor's shares, when sold may be worth more or less than their original cost.

This report is authorized for distribution to existing shareholders of Allmerica Securities Trust.


                          SHAREHOLDER TAX INFORMATION

The portion of the Trust dividends that was derived from U.S. Government obligations in 1998 and may be exempt from state income taxation is 12.83%. The states of California, Connecticut, New York, and New Jersey have exclusionary provisions, however, each of these states has a threshold requirement that must be met before the exclusion applies. During 1998, the level of exempt income did not meet these thresholds and the exclusion does not apply. All other states and the District of Columbia do not tax dividends attributable to U.S. Government obligations within the Trust.

Certain states also require, for intangible tax reporting purposes, the reporting of the percentage of assets invested in either state specific or state specific and federal obligations. The percentage applicable to the states of Florida, Kansas, Kentucky, Michigan and North Carolina is 16.882%. The percentage applicable to the state of West Virginia is 0.00%.


                            SHAREHOLDER INFORMATION

AUTOMATIC DIVIDEND INVESTMENT PLAN: As a shareholder, you may participate in the Trust's Automatic Dividend Investment Plan. Under the plan, dividends and other distributions are automatically invested in additional full and fractional shares of the Trust to be held on deposit in your account. Such dividends and other distributions are invested at the net asset value if lower than market price plus brokerage commission or, if higher, at the market price plus brokerage commission. You will receive a statement after each payment date for a dividend or other distribution that will show the details of the transaction and the status of your account. You may terminate or rejoin the plan at any time.

CASH INVESTMENT PLAN: The cash investment plan provides a systematic, convenient and inexpensive means to increase your investment in the Trust by putting your cash to work. The plan permits you to invest amounts ranging from $25 to $1,000 in any one month to purchase additional shares of the Trust. Regular monthy invesment is not required.

Your funds are consolidated with funds of other participants to purchase shares. Shares are purchased in bulk and you realize the commission savings. You pay only a service charge of $1.00 per transaction and your proportionate share of the brokerage commission.

Your account will be credited with full and fractional shares purchased. Following each investment, you will receive a statement showing the details of the transaction and the current status of the account. The plan is voluntary and you may terminate at any time.

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                       [LOGO OF ALLMERICA APPEARS HERE]

  First Allmerica Financial Life Insurance Company . Allmerica Financial Life
       Insurance and Annuity Company (licensed in all states except NY) Allmerica Trust Company, N.A. . Allmerica Investments, Inc. . Allmerica
                      Investment Management Company, Inc.
  The Hanover Insurance Company . AMGRO, Inc. . Allmerica Financial Alliance
                               Insurance Company
Allmerica Asset Management, Inc. . Allmerica Financial Benefit Insurance Company
                   . Sterling Risk Management Services, Inc.
    Citizens Corporation . Citizens Insurance Company of America . Citizens
                                Management Inc.
              440 Lincoln Street, Worcester, Massachusetts 01653